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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) June 16, 1999.



                               Capital One Bank
                 --------------------------------------------
                 (Originator of the Capital One Master Trust)
                               on behalf of the

                           Capital One Master Trust
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Virginia                       0-23750               54-1719855
-------------------------------  -----------------------   --------------------
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation)                                            Identification Number)

        11013 West Broad Street
         Glenn Allen, Virginia                             23060
---------------------------------------                 ----------
(Address of Principal Executive Office)                 (Zip Code)



Registrant's telephone number, including area code (804) 967-1000



                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On June 16, 1999 the Capital One Master Trust issued its Class A Floating Rate Asset Backed Certificates, Series 1999-2 and its Class B Floating Rate Asset Backed Certificates, Series 1999-2.

Item 6.           Not Applicable.

Item 7.           Exhibits.

                  The following is filed as an Exhibit to this Report under
                  Exhibit 4.1.

         Exhibit 4.1 Series 1999-2 Supplement dated June 16, 1999.

Item 8.           Not Applicable.

                                       2
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Capital One Bank on behalf of the Capital One Master Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAPITAL ONE MASTER TRUST
                                            By: CAPITAL ONE BANK



                                            By: /s/ Charles Y. Kim
                                               ----------------------------
                                            Name: Charles Y. Kim
                                            Title:  Director of Securitization
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                                  EXHIBIT INDEX


Exhibit                             Description
-------                             -----------

4.1               Series 1999-2 Supplement dated June 16, 1999

                                       4